FIRST OMNIBUS AMENDMENT
                      TO CERTAIN OF THE OPERATIVE DOCUMENTS

         THIS FIRST AMENDMENT dated as of May 11, 2001 (this "Amendment") amends
(i) the Participation Agreement, as amended, dated as of July 14, 2000 (the "Participation Agreement"), entered into by and among R.M.E., INC., a California corporation, as the Lessee and Construction Agent (in its capacity as lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); THE ROBERT MONDAVI CORPORATION, a California corporation, as Guarantor (the "Guarantor"); LODI 2000 DISTRIBUTION TRUST, a grantor trust, as the Lessor Trust (the "Lessor Trust"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, individually as set forth herein and as Trustee under the Lessor Trust ("Owner Trustee"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as a Certificate Holder (together with any permitted successors and assigns thereto, each a "Certificate Holder" and collectively the "Certificate Holders"); HARRIS TRUST AND SAVINGS BANK, as Agent Certificate Holder for the Certificate Holders (in such capacity, the "Agent Certificate Holder"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking organization ("Harris"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; Harris Trust and Savings Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders; and BMO GLOBAL CAPITAL SOLUTIONS, INC., a Delaware corporation, as Arranger (in such capacity, the "Arranger"); (ii) the Loan Agreement, as amended, dated as of July 14, 2000 (the "Loan Agreement"), among the Lessor Trust, the Lenders and the Administrative Agent; (iii) the Master Lease and Deed of Trust, as amended and supplemented, dated as of July 14, 2000 (the "Master Lease"), between the Lessor Trust and the Lessee and (iv) the Assignment of Lease and Rent, as amended and supplemented, dated as of July 14, 2000 (the "Assignment") from the Lessor Trust, as Assignor, to the Administrative Agent for the Lenders, as Assignee. Terms defined in the Participation Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger have entered into the Participation Agreement;

         WHEREAS, the Lessor Trust, the Lenders and the Administrative Agent have entered into the Loan Agreement;

         WHEREAS, the Lessor Trust and Lessee have entered into the Master
Lease;

         WHEREAS, the Lessor Trust and Administrative Agent for the Lenders have entered into the Assignment; and

         WHEREAS, the parties hereto desire to amend the Participation Agreement, the Loan Agreement, the Master Lease and Assignment as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Amendment to Participation Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Participation Agreement shall be amended in accordance with Sections 1.1 through 1.3:

         Section 1.1. Aggregate Commitment Amount Definition. The definition of "Aggregate Commitment Amount" in Appendix A to the Participation Agreement is amended by deleting the amount "$17,000,000" therein and substituting the amount "$31,000,000" therefor.

         Section 1.2. Form of Commitments. Schedule I to the Participation Agreement shall be amended and restated in its entirety by replacing such with Exhibit A attached hereto.

         Section 2. Amendment to Loan Agreement. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Loan Agreement shall be amended in accordance with Section 2.1:

         Section 2.1. Commitment. The Second Recital to the Loan Agreement shall be amended by replacing the dollar amount "$16,490,000" with the dollar amount "$30,070,000" therefor.

         Section 3. Amendment to Master Lease. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Master Lease shall be amended in accordance with Section 3.1:

         Section 3.1. Exhibit A-1 to the Master Lease shall be amended by (i) replacing the dollar amount "$17,000,000" in the first Notice provision on the first page thereof with the dollar amount "$31,000,000" therefor; (ii) replacing the dollar amount "$17,000,000" in line 14 of paragraph 5(b) thereof with the dollar amount "$31,000,000" therefor and (iii) replacing the phrase "Seventeen Million Dollars ($17,000,000)" in paragraph 11 thereof with the phrase "Thirty One Million Dollars ($31,000,000)" therefor.

         Section 4. Amendment to Assignment. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Assignment shall be amended in accordance with Section 4.1:

         Section 4.1. The First Recital to the Assignment shall be amended by replacing the dollar amount "$17,000,000" with the dollar amount "$31,000,000" therefor.

         Section 5. Amendment to each Operative Document. Effective on (and subject to the occurrence of) the Amendment Effective Date, each Operative Document shall be amended in accordance with Section 5.1:

         Section 5.1. Owner Trustee. Each reference in each Operative Document to "First Security Bank, National Association" shall be and is hereby deleted and amended and deemed to be "Wells Fargo Bank Northwest, N.A. (formerly known as First Security Bank, National Association)".

           Section 6. Representations and Warranties. The Lessee and Guarantor represent and warrant to the Agent and the Lenders that, after giving effect hereto, (a) each representation and warranty set forth in Section 8.2 of the Participation Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Lessee and Guarantor with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Event of Default or Unmatured Event of Default exists.

           Section 7. Effectiveness. The amendments set forth in Sections 1 through 5 above shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Lessee, the Guarantors, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger, (b) copies of corporate action of the respective Board of Directors of the Lessee and each Guarantor taken by such respective Board of Directors relative to this Amendment certified by a secretary or assistant secretary as of the date hereof to be true and correct and in full force and effect as of such date; (c) Opinions of Counsel for Lessee and each Guarantor addressed to the Administrative Agent, the Agent Certificate Holder, the Lessor Trust, the Owner Trustee, each of the Lenders and each of the Certificate Holders in a form reasonably satisfactory to the Administrative Agent; (d) execution, delivery and recordation of Amendments to each existing Lease Supplement, Assignment and, as necessary, supplements thereto encompassing the amendments set forth herein; (e) each Lender and Certificate Holder whose commitment has changed pursuant to Section 1.2 hereto shall have received a new Note and new Certificate to replace such party's prior Note and Certificate; (f) for the benefit of each Lender and Certificate Holder, an upfront fee as agreed between the Lessee and each Lender and Certificate Holder and (g) Bank of America, N.A. and American AgCredit, PCA (also knows as Pacific Coast Farm Credit Services, PCA) shall have each executed that certain Assignment Agreement dated May 11, 2001 which shall become effective on or about the Amendment Effective Date.

           Section 8. Reaffirmation of Guaranty. The Guarantor heretofore executed and delivered to the Lessor Trust, the Owner Trustee, the Lenders, the Certificate Holders, the Administrative Agent and the Agent Certificate Holder the Guaranty dated July 14, 2000. The Guarantor hereby consents to this Amendment and confirm that the Guaranty and the Guarantor's obligations thereunder remain in full force and effect with respect to the obligations guaranteed thereunder as such obligations have been amended and increased by this Amendment. The Guarantor further agrees that the consent of the Guarantor to any further amendments to the Operative Documents shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

         Section 9. Miscellaneous.

         Section 9.1. Continuing Effectiveness, etc. As herein amended, the Participation Agreement, the Loan Agreement, the Master Lease and the Assignment shall remain in full force and effect and are hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Participation Agreement, the Loan Agreement, the Master Lease, the Assignment and the other Operative Documents to "Participation Agreement" or "Loan Agreement" or "Master Lease" or "Assignment" or similar terms shall refer to the Participation Agreement, the Loan Agreement, the Master Lease and the Assignment as amended hereby.

         Section 9.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         Section 9.3. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

         Section 9.4. Successors and Assigns. This Amendment shall be binding upon the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders, the Administrative Agent and the Arranger and their respective successors and assigns, and shall inure to the benefit of the Lessee, Guarantor, the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent and the respective successors and assigns of the Lessor Trust, the Owner Trustee, the Certificate Holders, the Agent Certificate Holder, the Lenders and the Administrative Agent.

                                   [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                    R.M.E., INC., as Lessee and Construction
                                       Agent


                                    By
                                          Name
                                          Its

                                    THE ROBERT MONDAVI CORPORATION, as Guarantor


                                    By
                                          Name
                                          Its


                                    HARRIS TRUST AND SAVINGS BANK, as Agent
                                      Certificate Holder and as a
                                      Certificate Holder


                                    By
                                          Name
                                          Its


                                    HARRIS TRUST AND SAVINGS BANK, as
                                      Administrative Agent and as a Lender


                                    By
                                          Name
                                          Its



                                    BMO GLOBAL CAPITAL SOLUTIONS, INC., as
                                      Arranger


                                    By
                                          Name
                                          Its

                                    WELLS FARGO BANK NORTHWEST, N.A., (formerly
                                      known as First Security Bank, National
                                      Association), not in its individual
                                      capacity, except as expressly provided
                                      herein, but solely as Owner Trustee


                                     By__________________________________
                                       Name
                                       Its


                                    LODI 2000 DISTRIBUTION TRUST, as Lessor
                                       Trust

                                    By:   Wells Fargo Bank Northwest, N.A.,
                                      (formerly known as First Security Bank,
                                       National Association), not in its
                                       individual capacity but solely as Owner
                                       Trustee


                                    By
                                       Name
                                       Its


                                    BANK OF AMERICA, N.A., as a Lender and
                                       Certificate Holder


                                    By
                                       Name
                                       Its

                                                                COMMITMENT
              PARTICIPANT                  COMMITMENT           PERCENTAGE


                LENDERS

     Harris Trust and Savings Bank        $18,042,000             58.20%

     Bank of America, N.A.                $12,028,000             38.80%
                                          -----------

                                          $30,070,000            97.0000%

          CERTIFICATE HOLDERS

Harris Trust and Savings Bank             $   558,000              1.80%

Bank of America, N.A.                     $   372,000              1.20%
                                          -----------

         TOTAL                            $   930,000             3.0000%


         TOTAL COMMITMENT                 $31,000,000              100%